SELIGMAN GLOBAL FUND SERIES, INC.

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                         Seligman Global Technology Fund
                       Seligman International Growth Fund
                   (each, a "Fund", collectively, the "Funds")

                       Statement of Additional Information
                                  March 1, 2006

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Global Fund Series, Inc. (the "Series"), dated March 1, 2006, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares of each Fund in the Series, and the current Prospectus of the Series, dated March 1, 2006, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Series' Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, if you request a copy of this SAI.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites do not form a part of this SAI.

                                Table of Contents

      Fund History....................................................     2
      Description of the Funds and their Investments and Risks........     2
      Management of the Funds ........................................    13
      Control Persons and Principal Holders of Securities.............    22
      Investment Advisory and Other Services..........................    25
      Portfolio Managers..............................................    38
      Brokerage Allocation and Other Practices........................    45
      Capital Stock and Other Securities..............................    47
      Purchase, Redemption, and Pricing of Shares.....................    47
      Taxation of the Funds...........................................    55
      Underwriters....................................................    58
      Calculation of Performance Data.................................    61
      Financial Statements............................................    66
      General Information.............................................    66
      Appendix A......................................................    67

                                  Fund History

The Series was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000.

            Description of the Funds and their Investments and Risks

Classification

The Series is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund ("Emerging  Markets Fund")
Seligman Global Growth Fund ("Global  Growth Fund")
Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund") Seligman Global Technology Fund ("Global Technology Fund")
Seligman International Growth Fund ("International Growth Fund")

Investment Strategies and Risks

The  following   information   regarding  each  Fund's   investments  and  risks
supplements the information contained in the Funds' Prospectuses.

General. In allocating each Fund's investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (See Appendix A to this SAI which contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments
(including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, including, but not limited to, US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case, the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of a Fund's assets to forward contracts could have on the investment program of such Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is covered by cash or liquid securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use cash or liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. Approval of the Board of Directors must be granted for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. The investment manager must seek approval of the Board of Directors of the Series to invest in any option if it is of a type the Funds have not previously utilized. Pursuant to this policy, the Board has approved the investment manager's request that the Funds be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where a Fund owns the underlying security) and covered put options (i.e., where a Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position.

Access Trades. Each Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, each Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, a Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), which generally prohibits each Fund from holding more than

3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds' investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and that Fund's returns will therefore be lower.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that that Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Funds' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause the net asset value of a Fund's shares to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if it is believed that such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to the amounts of any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral. Amounts paid to a Fund by borrowers in lieu of dividends may not be eligible to be passed through to the Fund's shareholders as qualifying dividend income that would be subject to a lower rate of federal income tax.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of a Fund's outstanding voting securities. Under these policies, the Funds may not:

      - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

      - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

      - Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

      - Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

      - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

      - Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund's knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

Certain of the Funds' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds' ability to make loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Under Rule 35d-1(a)(2)(i) and (a)(2)(ii) of the 1940 Act, the Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, may not change such Funds' "80%" investment policy as described in the Prospectuses without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 2005 and 2004 were:

               Fund                                2005              2004
               ----                                ----              ----

               Emerging Markets Fund              129.33%          106.84%
               Global Growth Fund                 269.07           270.63
               Global Smaller Companies Fund       76.40            94.65
               Global Technology Fund             150.83           133.51
               International Growth Fund          189.17           241.12

Disclosure of Portfolio Holdings

The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of the Fund's distributor, Seligman Advisors, Inc. ("Seligman Advisors"), (www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman Advisor's website. The foregoing monthly and quarterly information will remain available on Seligman Advisor's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated ("Seligman") (or a designee) and the Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Funds' CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, and/or administrative services provided by SSBT and Institutional Shareholder Services in connection with proxy voting services provided. Also, Seligman discloses portfolio holdings to J.P. Morgan Chase Bank in connection with custodial services provided by such entity.

With respect to the Funds subadvised by Wellington Management Company, LLP ("Wellington Management"), Wellington Management has adopted the policies and procedures  relating to the  disclosure  of portfolio  holdings  approved by the
Series' Board of Directors. Currently, Wellington Management has entered into ongoing arrangements to disclose such Funds' portfolio holdings prior to the public disclosure of such information with the following third parties: Brown Brothers Harriman (daily, in connection with corporate actions and trade confirmations); FactSet Research Systems, Inc. (daily, for performance attribution services); Investment Technology Group (weekly, for research services); and ADP, Inc (daily, in connection with proxy voting services).

All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                            Term of                                                                                        in Fund
                          Office and                                                                                       Complex
                           Length of                                                                                       Overseen
Name, (Age), Position(s)      Time          Principal Occupation(s) During Past 5 Years, Directorships                        by
      With Fund             Served*                           and Other Information                                        Director
      ---------             -------                           ---------------------                                        --------
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
John R. Galvin (76)       1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;             58
Director                                Director or Trustee of each of the investment companies of the Seligman
                                        Group of Funds**; and Chairman Emeritus, American Council on Germany.
                                        Formerly, Director, Raytheon Co. (defense and commercial electronics);
                                        Governor of the Center for Creative Leadership; and Trustee, Institute for
                                        Defense Analyses.  From February 1995 until June 1997, Director, USLIFE
                                        Corporation (life insurance). From June 1987 to June 1992, he was the
                                        Supreme Allied Commander, NATO, and the Commander-in-Chief, United
                                        States European Command.

Alice S. Ilchman (70)     1992 to Date  President Emerita, Sarah Lawrence College; Director or Trustee of each of the        58
Director                                investment companies of the Seligman Group of Funds**; Director, Jeannette
                                        K. Watson Fellowship (internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of
                                        Economics; and Director, Public Broadcasting Service (PBS).  Formerly,
                                        Trustee, Save the Children (non-profit child-assistance organization); Chairman
                                        (from January 1996 until December 2000), The Rockefeller Foundation
                                        (charitable foundation); and Director (from September 1987 until September
                                        1997), New York Telephone Company.

Frank A. McPherson (72)   1995 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee              58
Director                                Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and
                                        Director, DCP Midstream GP, LLP (natural gas processing), Integris Health
                                        (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy,
                                        Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
                                        Oklahoma City Public Schools Foundation and Oklahoma Foundation for
                                        Excellence in Education.  Formerly, Director, ConocoPhillips (integrated international oil corporation); BOK Financial (bank holding company)
                                        Kimberly-Clark Corporation (consumer products); and the Federal Reserve
                                        System's Kansas City Reserve Bank (from 1990 until 1994).

Betsy S. Michel (63)      1992 to Date  Attorney; Director or Trustee of each of the investment companies of the             58
Director                                Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation
                                        (charitable foundation). Formerly, Chairman of the Board of Trustees of St.
                                        George's School (Newport, RI) and Trustee, World Learning, Inc.
                                        (international educational training) and Council of New Jersey Grantmakers.


                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                            Term of                                                                                        in Fund
                          Office and                                                                                       Complex
                           Length of                                                                                       Overseen
Name, (Age), Position(s)      Time          Principal Occupation(s) During Past 5 Years, Directorships                        by
      With Fund             Served*                           and Other Information                                        Director
      ---------             -------                           ---------------------                                        --------
------------------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie (64)      2000 to Date  Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive              57
Director                                Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of
                                        Funds** (with the exception of Seligman Cash Management Fund, Inc.);
                                        Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration
                                        Control Technologies, LLC (auto vibration technology); Lead Outside
                                        Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland
                                        Park Michigan Economic Development Corp.; and Chairman, Detroit Public
                                        Schools Foundation.  Formerly, Trustee, New York University Law Center
                                        Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic
                                        Growth Corp.; and Vice President and General Counsel (from 1990 until
                                        1997), Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)     1992 to Date  Ambassador and Permanent Observer of the Sovereign and Military Order of            58
Director                                Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May
                                        1987 until June 1997), USLIFE Corporation (life insurance) and Vice President
                                        (from December 1973 until January 1996), Pfizer, Inc. (pharamaceuticals).

James N. Whitson (70)     1993 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons               58
Director                                Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director,
                                        CommScope, Inc. (manufacturer of coaxial cable).  Formerly, Director and
                                        Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (67) 1992 to Date  Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and            58
Director and Chairman of                Director or Trustee of each of the investment companies of the Seligman
the Board                               Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman Services,
                                        Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief
                                        Executive Officer of the Metropolitan Opera Association. Formerly, Director,
                                        Kerr-McGee Corporation (diversified energy and chemical company) and
                                        Chief Executive Officer of each of the investment companies of the Seligman
                                        Group of Funds

Brian T. Zino*** (53)     Pres.: 1993   Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive        57
Director, President and   to Date       Officer, President and, with the exception of Seligman Cash Management
Chief Executive Officer   Dir.: 1995    Fund, Inc., Director or Trustee of each of the investment companies of the
                          to Date       Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman
                          CEO: 2002     Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of
                          to Date       Governors of the Investment Company Institute; and Director (formerly
                                        Chairman), ICI Mutual Insurance Company.

Richard M. Parower (38)   2002 to Date  Managing Director, J. & W. Seligman & Co. Incorporated; Vice President,             N/A
Vice President and                      Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology
Portfolio Manager                       Portfolio; and Vice President and Co-Portfolio Manager of Seligman New
                                        Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.  Mr.
                                        Parower joined J. & W. Seligman & Co. Incorporated in 2000.

                                                                                                                           Number
                                                                                                                             of
                                                                                                                         Portfolios
                            Term of                                                                                        in Fund
                          Office and                                                                                       Complex
                           Length of                                                                                       Overseen
Name, (Age), Position(s)      Time          Principal Occupation(s) During Past 5 Years, Directorships                        by
      With Fund             Served*                           and Other Information                                        Director
      ---------             -------                           ---------------------                                        --------
------------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Thomas G. Rose (48)         2000 to Date   Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman          N/A
Vice President                             & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc.
                                           and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and
                                           Seligman International, Inc.

Eleanor T.M. Hoagland (54)  2004 to Date   Managing Director, J. & W. Seligman & Co. Incorporated and Vice President           N/A
Vice President and Chief                   and Chief Compliance Officer of each of the investment companies of the
Compliance Officer                         Seligman Group of Funds**.

Lawrence P. Vogel (49)      V.P.: 1992     Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman         N/A
Vice President and          to Date        & Co. Incorporated; Vice President and Treasurer of each of the investment
Treasurer                   Treas.: 2000   companies of the Seligman Group of Funds**; and Treasurer, Seligman Data
                            to Date        Corp.

Frank J. Nasta (41)         1994 to Date   Director, Managing Director, General Counsel and Corporate Secretary, J. &          N/A
Secretary                                  W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                           Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc.
                                           and Seligman Data Corp.

-------------
*     Each  Director  serves for an  indefinite  term,  until the  election  and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-four registered investment companies.


*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met five times during the fiscal year ended October 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Series' financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Series. The Committee met once during the fiscal year ended October 31, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2005, the Directors beneficially owned shares in each Fund in the Series and in the Seligman Group of Funds as follows:

Independent Directors

                                                                                                         Aggregate Dollar
                                             Dollar Range of Shares Owned By Director                     Range of Shares
                          Emerging              Global           Global Smaller           Global           International
Name                      Markets               Growth             Companies            Technology             Growth
----                      -------               ------             ---------            ----------             ------
John R. Galvin           $1-$10,000           $1-$10,000           $1-$10,000           $1-$10,000           $1-$10,000

Alice S. Ilchman      $50,001-$100,000     $50,001-$100,000     $50,001-$100,000     $10,001-$50,000      $10,001-$50,000

Frank A. McPherson    $10,001-$50,000      $50,001-$100,000     $50,001-$100,000        $1-$10,000        $10,001-$50,000

Betsy S. Michel       $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000

Leroy C. Richie          $1-$10,000           $1-$10,000           $1-$10,000           $1-$10,000           $1-$10,000

Robert L. Shafer            None                 None                 None                 None                 None

James N. Whitson      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $50,001-$100,000


                     Owned by Director
                     in Seligman Group
Name                      of Funds
----                      --------
John R. Galvin       $50,001 - $100,000

Alice S. Ilchman       Over $100,000

Frank A. McPherson     Over $100,000

Betsy S. Michel        Over $100,000

Leroy C. Richie      $10,001 - $50,000

Robert L. Shafer       Over $100,000

James N. Whitson       Over $100,000

Interested Directors

                                                                                                         Aggregate Dollar
                                             Dollar Range of Shares Owned By Director                     Range of Shares
                          Emerging              Global           Global Smaller           Global           International
Name                      Markets               Growth             Companies            Technology             Growth
----                      -------               ------             ---------            ----------             ------
William C. Morris        $1-$10,000        $50,001-$100,000     $10,001-$50,000       Over $100,000        Over $100,000

Brian T. Zino          Over $100,000       $50,001-$100,000      Over $100,000        Over $100,000        Over $100,000


                     Owned by Director
                     in Seligman Group
Name                      of Funds
----                      --------
William C. Morris      Over $100,000

Brian T. Zino          Over $100,000

Compensation

                                                          Pension or           Total Compensation
                                    Aggregate       Retirement Benefits           From Funds and
             Name and             Compensation        Accrued as Part of        Fund Complex Paid
        Position with Funds       From Funds (1)         Fund Expenses          to Directors (1)(2)
        -------------------       --------------         -------------          -------------------
Robert B. Catell, Director (3)        $5,055                  N/A                    $ 91,500
John R. Galvin, Director              $5,355                  N/A                    $102,000
Alice S. Ilchman, Director            $5,221                  N/A                    $ 99,000
Frank A. McPherson, Director          $5,221                  N/A                    $ 99,000
John E. Merow, Director (4)           $3,396                  N/A                    $ 66,578
Betsy S. Michel, Director             $5,690                  N/A                    $108,000
Leroy C. Richie, Director             $5,737                  N/A                    $108,000
Robert L. Shafer, Director            $5,221                  N/A                    $ 99,000
James N. Whitson, Director            $5,355                  N/A                    $102,000

------------------------
(1)   For the Funds' fiscal year ended October 31, 2005.

(2) At October 31, 2005, the Seligman Group of Funds consisted of twenty-four registered investment companies.

(3) Mr. Catell retired as a member of the Board of Directors effective November 28, 2005.

(4) Mr. Merow retired as a member of the Board of Directors effective May 19, 2005.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has adopted a compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements.

Mr. Whitson had previously deferred compensation pursuant to a deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he had accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $49,157 as of December 31, 2005, all of which was paid to him in January 2006.

Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Funds as of December 31, 2004 was $2,554, all of which was paid to him in January 2005.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman
Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals  who  violate  the  Code of  Ethics.  The Code of

Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management Company, LLP

The  subadviser  for  each  Fund  except  Global  Technology  Fund,   Wellington
Management and its affiliate Wellington Management International Ltd. ("Wellington International"), have each adopted a joint code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Funds. The Series' Board of Directors reviews the joint code of ethics of Wellington Management and Wellington International at least annually and receives certifications from Wellington Management and Wellington International regarding compliance with such code of ethics annually.

                               -------------------

A copy of the Code of Ethics of Seligman and the joint code of ethics of Wellington Management and Wellington International are on public file with, and are available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Seligman will vote the proxies relating to the Global Technology Fund's portfolio holdings.

Introduction. On behalf of the Global Technology Fund, Seligman votes the proxies of the securities held in such Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Global Technology Fund's shareholders.

The financial interest of the shareholders of the Global Technology Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Global Technology Fund's shareholders. As a result, Seligman generally abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Global Technology Fund will be received, processed and voted by Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Global Technology Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary.  The Guidelines are briefly described as follows:

      1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

      2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

      3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

      4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and that such plans are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

      5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

      6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

      7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

      8. Seligman will vote for proposals to effect stock splits.

      9. Seligman will vote for proposals authorizing share repurchase programs.

      10. Seligman will vote against authorization to transact unidentified business at the meeting.

      11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

      12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

      13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

      14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

The Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management and Wellington International. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington  Management  maintains  procedures  designed to identify  and address material conflicts of interest in voting proxies. The Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Global Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, and/or excessive costs.

Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.

With respect to the composition and role of boards of directors, Wellington Management generally votes to adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, elect supervisory board/corporate assembly and to elect/establish Board Committees. Wellington Management opposes to classify boards of directors, the adoption of director tenure/retirement age and opposes special interest representation to the board. Wellington Management will on a case-by-case basis consider the election of directors, approving bonuses for retiring directors, voting for minimum stock ownership by directors, requiring a separation of chair and chief executive officer or requiring a lead director, and majority vote on election of directors.

With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to expense future stock options, for shareholder approval of all stock option plans, and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans, to approve/amend bonus plans, to approve remuneration policy, support the exchange of underwater options, to eliminate or limit severance agreements (golden parachutes), and to require that senior executives own and hold company stock (not including options).

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, and to approve shareholder approval of auditors. Wellington Management will decide on a case-by-case basis to limit non-audit services provided by auditors, ratify selection of auditors and set their fees, and elect statutory auditors

With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills and adopt anti-greenmail provisions. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will decide on a case-by-case basis to adopt confidential voting. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.

With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes and to authorize: share repurchase, trade in company stock, and the issuance of stock with or without preemptive rights. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, approval of technical amendments to charter, approval of stock splits, recapitalization/restructuring and the issuance of debt instruments on a case-by-case basis.

With respect to social issues, Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles, disclosing political or PAC gifts, requiring adoption of international labor organization's, fair labor principles and report on sustainability.

Wellington Management will vote against approving other business and will consider reincorporation and third party transactions on a case-by-case basis.

Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the U.S. or collect (212) 682-7600 outside the U.S. and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available not later than August 31 of that year.

               Control Persons and Principal Holders of Securities

Control Persons

As of February 6, 2006, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of February 6, 2006, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following
Funds:

                                                                                   Percentage
                                                                                    of Total
                        Name and Address                      Fund/Class          Shares Held
                        ----------------                      ----------          -----------
    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging                5.84%
    Lake Drive East, Jacksonville, FL  32246                  Markets/A

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging                8.06%
    Lake Drive East, Jacksonville, FL  32246                  Markets/B

    CitiGroup Global House Account, 333 West 34th Street,     Emerging               13.29%
    New York, NY 10001                                        Markets/C

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging               55.36%
    Lake Drive East, Jacksonville, FL  32246                  Markets/D

    State Street Bank & Trust, FBO Parental Savings Trust     Emerging               35.76%
    Fund College Horizon 17, 105 Rosemont Ave, Westwood,      Markets/I
    MA  02090-2318

    State Street Bank & Trust, FBO Parental Savings Trust     Emerging               28.55%
    Fund College Horizon 7, 105 Rosemont Ave, Westwood, MA    Markets/I
    02090-2318

    Patterson & Co., FBO J. & W. Seligman & Co.,              Emerging               23.30%
    Incorporated Matched Accumulation Plan, Attn. Pension     Markets/I
    Plan Services, 100 Park Avenue, New York, NY 10017

    Patterson & Co., FBO The Seligman Data Corp.              Emerging               12.36%
    401K/Thrift Plan, Attn. Pension Plan Services, 100 Park   Markets/I
    Avenue, New York, NY 10017

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Emerging Markets/R     98.13%
    Lake Drive East, Jacksonville, FL  32246

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 17.31%
    Lake Drive East, Jacksonville, FL  32246                  Growth /A

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 13.55%
    Lake Drive East, Jacksonville, FL  32246                  Growth /B

    RBC Dain Rauscher, FBO Customer, 1025 N. Crescent Drive   Global                  6.30%
    Beverly Hills, CA 90210                                   Growth /B

                                                                                   Percentage
                                                                                    of Total
                        Name and Address                      Fund/Class          Shares Held
                        ----------------                      ----------          -----------
    CitiGroup Global House Account, 333 West 34th Street,     Global                 17.57%
    New York, NY 10001                                        Growth/C

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 25.35%
    Lake Drive East, Jacksonville, FL  32246                  Growth/D

    Patterson & Co. FBO J. & W. Seligman & Co.,               Global                 51.14%
    Incorporated Matched Accumulation Plan, Attn. Pension     Growth/I
    Plan Services, 100 Park Avenue, New York, NY 10017

    State Street Bank & Trust FBO Parental Savings Trust      Global                 41.45%
    Fund College Horizon 2, Attn. Eric McCauley, 105          Growth/I
    Rosemont Ave, Westwood, MA  02090-2318

    Patterson & Co. FBO The Seligman Data Corp. 401K/Thrift   Global                  7.36%
    Plan, Attn. Pension Plan Services, 100 Park Avenue, New   Growth/I
    York, NY 10017

    Seligman Advisors, Inc., 100 Park Avenue, New York, NY    Global                 99.76%
    10017-5516                                                Growth/R

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         12.39%
    Lake Drive East, Jacksonville, FL  32246                  Companies/A

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         18.59%
    Lake Drive East, Jacksonville, FL  32246                  Companies/B

    CitiGroup Global House Account, 333 West 34th Street,     Global Smaller          5.76%
    New York, NY 10001                                        Companies/B

    CitiGroup Global House Account, 333 West 34th Street,     Global Smaller          9.63%
    New York, NY 10001                                        Companies/C

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global Smaller         24.06%
    Lake Drive East, Jacksonville, FL  32246                  Companies/D

    State Street Bank & Trust FBO Parental Savings Trust      Global Smaller         42.83%
    Fund College Horizon 17, 105 Rosemont Ave, Westwood,      Companies/I
    MA  02090-2318

    State Street Bank & Trust FBO Parental Savings Trust      Global Smaller         30.32%
    Fund College Horizon 7, Attn. Eric McCauley105 Rosemont   Companies/I
    Ave, Westwood, MA  02090-2318

    Patterson & Co. FBO J. & W. Seligman & Co.,               Global Smaller         19.69%
    Incorporated Matched Accumulation Plan, Attn. Pension     Companies/I
    Plan Services, 100 Park Avenue, New York, NY 10017

    Patterson & Co. FBO for Seligman Data Corp. 401K/Thrift   Global Smaller          7.14%
    Plan, Attn. Pension Plan Services, 100 Park Avenue, 2nd   Companies/I
    floor, New York, NY 10017

    MCB Trust Services FBO B&L Corporation 401(k) Plan 100    Global Smaller         94.72%
    17th Street Suite 300 Denver, CO 80202                    Companies/R

                                                                                   Percentage
                                                                                    of Total
                        Name and Address                      Fund/Class          Shares Held
                        ----------------                      ----------          -----------
    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 13.42%
    Lake Drive East, Jacksonville, FL  32246                  Technology/A

    CitiGroup Global House Account, 333 West 34th Street,     Global                  5.68%
    New York, NY 10001                                        Technology/A

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 20.41%
    Lake Drive East, Jacksonville, FL  32246                  Technology/B

    CitiGroup Global House Account, 333 West 34th Street,     Global                  5.75%
    New York, NY 10001                                        Technology/B

    CitiGroup Global House Account, 333 West 34th Street,     Global                 13.20%
    New York, NY 10001                                        Technology/C

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 21.83%
    Lake Drive East, Jacksonville, FL  32246                  Technology/D

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       Global                 52.74%
    Lake Drive East, Jacksonville, FL  32246                  Technology/R

    MCB Trust Services FBO, Third Millennium                  Global                 44.79%
    Communications, Inc., 401K Plan, P.O. Box 10699, Fargo,   Technology/R
    ND 58106

    MCB Trust Services, FBO Plumbers Local Union 93, 700      International           8.44%
    17th Street, Suite 300, Denver, CO  80202                 Growth/A

    State Street Bank & Trust Co., Seligman Time Horizon 10   International           7.88%
    Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105      Growth/A

    MLPF&S, FBO Customers, 1525 West WT Harris Blvd,          International           6.36%
    Charlotte, NC 28288                                       Growth/A

    State Street Bank & Trust Co., Seligman Time Horizon 20   International           6.25%
    Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105      Growth/A

    CitiGroup Global House Account, 333 West 34th Street,     International           7.31%
    New York, NY 10001                                        Growth/B

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       International           6.86%
    Lake Drive East, Jacksonville, FL  32246                  Growth/B

    CitiGroup Global House Account, 333 West 34th Street,     International          26.40%
    New York, NY 10001                                        Growth/C

    MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer       International          10.53%
    Lake Drive East, Jacksonville, FL  32246                  Growth/D

    State Street Bank & Trust FBO Parental Savings Trust      International          37.77%
    Fund College Horizon 7, 105 Rosemont Ave, Westwood, MA    Growth/I
    02090-2318

                                                                                   Percentage
                                                                                    of Total
                        Name and Address                      Fund/Class          Shares Held
                        ----------------                      ----------          -----------
    State Street Bank & Trust FBO Parental Savings Trust      International         25.99%
    Fund College Horizon 17, 105 Rosemont Ave, Westwood,      Growth/I
    MA  02090-2318

    State Street Bank & Trust FBO Parental Savings Trust      International         23.65%
    Fund College Horizon 2, 105 Rosemont Ave, Westwood, MA    Growth/I
    02090-2318

    Patterson & Co. FBO J. & W. Seligman & Co.,               International         10.00%
    Incorporated Matched Accumulation Plan, Attn. Pension     Growth/I
    Plan Services, 1525 West WT Harris Blvd, Charlotte, NC
    28288

    MCB Trust Services FBO B & L Corporation, 401(k) Plan,    International          98.00%
    700 17th Street, Suite 300, Denver, CO 80202              Growth/R

Management Ownership

As of February 6, 2006, Directors and officers of the Funds as a group owned less than 1% of each Fund in the Series. As of February 6, 2006, Directors and officers of the Funds as a group owned: 1.92% of the Emerging Markets Fund's Class I shares of capital stock then outstanding, 9.59% of the Global Growth Fund's Class I shares of capital stock then outstanding and 1.14% of the Global Smaller Companies Fund's Class I shares of capital stock then outstanding. As of the same date, Directors and officers as a group owned less than 1% of the International Growth Fund's Class I shares of capital stock then outstanding.

                     Investment Advisory and Other Services

Seligman

Subject to the control of the Series' Board of Directors, Seligman is responsible for the investments of each Fund (with the assistance of Wellington Management in the case of the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund and the International Growth Fund (collectively, the "Subadvised Funds") and Wellington International, Wellington Management's subsidiary, in the case of the Global Smaller Companies Fund ) and administers the Series' business and other affairs pursuant to management agreements in accordance with the 1940 Act. Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds". Other than the Subadvisory Agreement with Wellington Management and the Intercompany Sub-Advisory Agreement (the "Delegation Agreement") in respect of Wellington International (each of which is discussed below) there are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers, employees of Seligman, or the Series regularly advise the Series or the Funds with respect to their investments (other than as discussed below, Wellington Management and Wellington International).

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund's average daily net assets. Each Fund's fee rate declines as that Fund's net assets increase. With respect to the Emerging Markets Fund, Seligman receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets, 1.15% on the next $1 billion and 1.05% of average daily net assets in excess of $2 billion. With respect to each of the Global Growth Fund and International Growth Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $50 million of net assets, 0.95% on the next $1 billion and 0.90% of average daily net assets in excess of $1,050,000,000. With respect to the Global Smaller Companies Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% of average daily net assets in excess of $100 million. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

The following table indicates the management fees paid by each Fund as well as the percentage of each Fund's average daily net assets for the fiscal years ended October 31, 2005, 2004 and 2003.

                                                  Management         % of
                                   Fiscal Year       Fee        Average Daily
 Fund                                 Ended         Paid ($)     Net Assets (%)
 ----                                 ------        --------     --------------
 Emerging Markets Fund               10/31/05        $859,290        1.25%
                                     10/31/04         750,512        1.25
                                     10/31/03         560,993        1.25

 Global Growth Fund                  10/31/05        $542,562        1.00%
                                     10/31/04         624,481        0.99
                                     10/31/03         641,931        0.99

 Global Smaller Companies Fund       10/31/05      $1,807,064        0.95%
                                     10/31/04       1,710,876        0.96
                                     10/31/03       1,611,157        0.96

 Global Technology Fund              10/31/05      $3,985,597        1.00%
                                     10/31/04       4,949,928        1.00
                                     10/31/03       4,854,837        1.00

 International Growth Fund           10/31/05        $740,624        0.98%
                                     10/31/04        $522,855        1.00
                                     10/31/03         381,126        1.00

Each Fund pays all of its expenses, other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds and among the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

Under the management agreement with respect to the Global Technology Fund (the "Global Technology Management Agreement"), as well as the management agreement with respect to each of the Subadvised Funds (the "New Management Agreement" and collectively with the Global Technology Management Agreement, the "Management Agreements"), subject to the control of the Board of Directors, Seligman manages each Fund and administers each Fund's business and other affairs. Under the Global Technology Management Agreement, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectus and the requirements of the 1940 Act and other applicable law.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of each Subadvised Fund and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Funds with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Funds, making purchases and sales of securities on behalf of the Subadvised Funds and determining how voting and other rights with respect to securities of the Subadvised Funds shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to a Subadvised Fund, they shall be provided by Seligman or by such other firm as may be selected by a Subadvised Fund and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by any
Fund) and such executive and other personnel as shall be necessary for the operations of the Funds. Seligman pays all of the compensation of Directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp.("SDC"), the Series' shareholder service agent.

Each Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreements.

The Global Technology Management Agreement was initially approved by the Board of Directors at a meeting held on March 17, 1994 and by the shareholders on May 9, 1994. The New Management Agreement was initially approved by the Board of Directors at a meeting held on September 4, 2003 and by the shareholders of each Subadvised Fund on December 4, 2003. Each of the Management Agreements will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreements may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Series has agreed to change its name upon termination of either of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Subadvisory Arrangements

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Funds. Seligman manages each Subadvised Fund and Wellington Management is subject to Seligman's supervision. The arrangements were approved initially by the Board of Directors of the Series in respect of each Subadvised Fund on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of each Subadvised Fund, between Seligman and Wellington Management. These new agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Funds were managed pursuant to interim agreements in accordance with the 1940 Act that were substantially similar to the agreements approved at the special meeting of shareholders held on December 4, 2003.

The fees payable by each Subadvised Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Fund), and the fees payable by each Subadvised Fund to the Manager were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for certain of the Subadvised Funds.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2006, Wellington Management had approximately $540 billion in assets under management.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Fund.

In May 2004, the Board of Directors of the Series approved the Delegation Agreement whereby Wellington Management effected a partial delegation of certain of its portfolio management responsibilities with respect to the Global Smaller Companies Fund to its affiliate, Wellington International. At the time of such approval, the Board of Directors was advised that as a result of the delegation there would be no change in portfolio management personnel, no reduction in services to the Global Smaller Companies Fund and no increase in fees payable in respect of the Global Smaller Companies Fund. The Delegation Agreement will continue in effect until December 31 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not interested parties). The Delegation Agreement provides that it will terminate in the event of termination of the New Management Agreement or the Subadvisory Agreement in respect of the Global Smaller Companies Fund.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Fund set forth in the applicable Prospectus and this SAI and the requirements of the 1940 Act and other applicable law, furnishes Seligman and each Subadvised Fund with such investment advice, research and assistance as Seligman or the Subadvised Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Fund: (i) to participate in the development of the Subadvised Fund's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment;
(iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to all of each Subadvised Fund's assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Wellington Management has reserved the right to close Global Smaller Companies Fund to new purchases after net new purchases of such Fund exceed $150 million from September 14, 2003.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, any Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Fund, each month a fee calculated on each day during such month at the annual rates set forth below:

                                      Subadvisory Fee as a Percentage of Average
    Subadvised Fund                   Daily Net Assets
    ---------------                   ------------------------------------------
    Emerging Markets Fund             0.65%
    Global Growth Fund
    -up to $50 million                0.45%
    -over $50 million                 0.40%
    International Growth Fund
    -up to $50 million                0.45%
    -over $50 million                 0.40%
    Global Smaller Companies Fund
    -up to $100 million               0.75%
    -over $100 million                0.65%

This fee is paid by Seligman and does not affect the total fee paid by any Subadvised Fund to Seligman pursuant to the New Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors of the Series or by vote of the majority of the outstanding voting securities of the Subadvised Fund (as defined by the 1940 Act). The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Fund, and upon termination of the New Management Agreement in respect of a Subadvised Fund. The Subadvisory Agreement also provides that if it terminates with respect to a Subadvised Fund before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors of the Series and Seligman, will make its advisory services available to the Subadvised Fund and Seligman on terms no less favorable to the Subadvised Fund and Seligman than provided in the Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and Seligman.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, employees of Seligman, Wellington Management or Wellington International regularly advise the Funds or Seligman with respect to the Funds' investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Funds, as set forth below:

Class A shares:

                                                              Regular Dealer
                         Sales Charge       Sales Charge        Reallowance
                           as a % of        as a % of Net        as a % of
Amount of Purchase     Offering Price(1)   Amount Invested    Offering Price
------------------     -----------------   ---------------    --------------
Less than $ 50,000            4.75%              4.99%             4.25%
$50,000 - $ 99,999            4.00               4.17              3.50
$100,000 - $249,999           3.50               3.63              3.00
$250,000 - $499,999           2.50               2.56              2.25
$500,000 - $999,999           2.00               2.04              1.75
$1,000,000 and over             0                  0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                               Regular Dealer
                           Sales Charge      Sales Charge        Reallowance
                            as a % of        as a % of Net        as a % of
Amount of Purchase      Offering Price(1)   Amount Invested    Offering Price
------------------      -----------------   ---------------    --------------
Less than $100,000            1.00%               1.01%              1.00%
$100,000 - $249,999           0.50                0.50               0.50
$250,000 - $999,999             0                  0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services Inc. ("Seligman Services"), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2005, 2004 and 2003, Seligman Services received commissions in the following amounts:

                                                 Commissions Paid
                                                        to
                                                 Seligman Services
                                                 -----------------
Fund                                     2005          2004         2003
----                                     ----          ----         ----
Emerging Markets Fund                  $2,287       $  695          $5,768
Global Growth Fund                        470          306             449
Global Smaller Companies Fund             877          857             522
Global Technology Fund                  2,486        4,163           5,882
International Growth Fund                  22          255             256

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of any Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman
Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2005 and such amounts as a percentage of Class A shares' average daily net assets, were as follows:

                                           Total           % of Average
Fund                                     Fees Paid          Net Assets
----                                     ---------          ----------
Emerging Markets Fund                     $105,833            0.25%
Global Growth Fund                          72,098            0.25
Global Smaller Companies Fund              258,200            0.25
Global Technology Fund                     628,815            0.25
International Growth Fund                   93,047            0.25

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2005, was equal to 1% per annum of the Class B shares' average daily net assets, as follows:

               Fund                                  Total
               ----                                Fees Paid
                                                   ---------
               Emerging Markets Fund                $68,747
               Global Growth Fund                    78,759
               Global Smaller Companies Fund        234,024
               Global Technology Fund               490,777
               International Growth Fund             81,363

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2005 was equal to 1% per annum of the Class C shares' average daily net assets, as follows:

                                                   Total
             Fund                                Fees Paid
             ----                                ---------
             Emerging Markets Fund                $30,597
             Global Growth Fund                    35,286
             Global Smaller Companies Fund         50,666
             Global Technology Fund               197,218
             International Growth Fund             46,402

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2005 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown below are percentages of each Fund's net assets:


                                        Amount of                 % of the
                                   Unreimbursed Expenses       Net Assets of
                                  Incurred with Respect to        Class C at
Fund                                   Class C Shares         September 30, 2005
----                                   --------------         ------------------
Emerging Markets Fund                    $164,041                     3.81%
Global Growth Fund                        344,271                     9.93
Global Smaller Companies Fund             183,862                     2.85
Global Technology Fund                  1,940,359                    10.43
International Growth Fund                 266,568                     4.96

If the 12b-1 Plan is terminated in respect to Class C shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2005 was equal to 1% per annum of the Class D shares' average daily net assets, as follows:

                                                    Total
               Fund                               Fees Paid
               ----                               ---------
               Emerging Markets Fund               $100,592
               Global Growth Fund                   120,214
               Global Smaller Companies Fund        484,362
               Global Technology Fund               752,038
               International Growth Fund            160,155

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2005 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                         Amount of                 % of the
                                   Unreimbursed Expenses        Net Assets of
                                 Incurred with Respect to         Class D at
Fund                                  Class D Shares          September 30, 2005
----                                  --------------          ------------------
Emerging Markets Fund                    $  619,717                  4.49%
Global Growth Fund                          963,423                  8.75
Global Smaller Companies Fund             3,474,100                  6.89
Global Technology Fund                    3,249,049                  4.61
International Growth Fund                 1,209,923                  6.80

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Funds, with respect to Class R shares, are authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended October 31, 2005 was equal to 0.50% per annum of the Class R shares' average daily net assets, as follows:

            Fund                                 Total
            ----                               Fees Paid
                                               ---------
            Emerging Markets Fund                 $2,352
            Global Growth Fund                        12
            Global Smaller Companies Fund            414
            Global Technology Fund                 1,229
            International Growth Fund                432

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by a Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2005 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class R shares that were not reimbursed from the amounts received from each Fund's 12b-1 Plan. Also shown are the amounts of percentages of each Fund's net assets:

                                        Amount of                 % of the
                                  Unreimbursed Expenses        Net Assets of
                                 Incurred with Respect to        Class R at
Fund                                  Class R Shares         September 30, 2005
----                                  --------------         ------------------
Emerging Markets Fund                      $11,887                   1.52%
Global Growth Fund                             139                   6.48
Global Smaller Companies Fund                  520                   4.74
Global Technology Fund                       7,621                   2.51
International Growth Fund                      648                   5.72

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                            -------------------------

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C, Class D and Class R shares for the fiscal year ended October 31, 2005, were spent on the following activities in the following amounts:

                                   Compensation   Compensation
                                        to             to             Other
Fund/Class                         Underwriters  Broker/Dealers    Compensation*
----------                         ------------  --------------    -------------
Emerging Markets Fund/Class A        $    -0-      $ 105,833          $    -0-
Emerging Markets Fund/Class B*         1,057          17,442           50,248
Emerging Markets Fund/Class C          9,183          21,414               -0-
Emerging Markets Fund/Class D         32,114          68,478               -0-
Emerging Markets Fund/Class R            225           2,127               -0-

Global Growth Fund/Class A           $    -0-       $ 72,098          $    -0-
Global Growth Fund/Class B*            3,605          20,433           54,721
Global Growth Fund/Class C             8,208          27,078               -0-
Global Growth Fund/Class D             5,630         114,584               -0-
Global Growth Fund/Class R                 1              11               -0-

                                         Compensation    Compensation
                                              to              to             Other
Fund/Class                               Underwriters   Broker/Dealers   Compensation*
----------                               ------------   --------------   -------------
Global Smaller Companies Fund/Class A      $     -0-       $258,200        $     -0-
Global Smaller Companies Fund/Class B*          518          61,018         172,488
Global Smaller Companies Fund/Class C        28,007          22,659              -0-
Global Smaller Companies Fund/Class D        41,427         442,935              -0-
Global Smaller Companies Fund/Class R            42             372              -0-

Global Technology Fund/Class A             $     -0-       $628,815        $     -0-
Global Technology Fund/Class B*              25,423         125,674         339,680
Global Technology Fund/Class C                3,685         193,533              -0-
Global Technology Fund/Class D                  -0-         752,038              -0-
Global Technology Fund/Class R                   45           1,184              -0-

International Growth Fund/Class A           $    -0-       $ 93,047        $     -0-
International Growth Fund/Class B*              850          20,089          60,424
International Growth Fund/Class C            22,683          23,719              -0-
International Growth Fund/Class D            40,609         119,546              -0-
International Growth Fund/Class R                44             388              -0-

* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Growth Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund ("Qualified Directors") and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund's Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003 by the Board of Directors, including a majority of Qualified Directors, and became effective in respect of each Fund's Class R shares on April 30, 2003.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the

12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:

                                          Distribution and Service Fees
                                                      Paid to
                                                 Seligman Services
                                                 -----------------
       Fund                               2005          2004         2003
       ----                               ----          ----         ----
       Emerging Markets Fund            $ 7,509       $ 4,119        $ 3,155
       Global Growth Fund                 5,256         4,710          4,071
       Global Smaller Companies Fund     14,347        12,561         10,346
       Global Technology Fund            59,151        67,110         59,008
       International Growth Fund          7,316         6,233          4,724


Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC's address is 100 Park Avenue, New York, New York 10017.

                               Portfolio Managers

For purposes of this discussion, each member of a Fund's portfolio team is referred to as a "portfolio manager". The following table sets forth certain additional information with respect to the portfolio managers of each Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers of each Fund, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A:

------------------------------------------------------------------------------------------------------------------------------
                                    Registered Investment         Other Pooled Investment
 Portfolio Manager/Fund                   Companies                       Vehicles                    Other Accounts
------------------------------------------------------------------------------------------------------------------------------
Vera M. Trojan, Emerging          0 Registered Investment          10 Pooled Investment          8 Other Accounts with
Markets Fund                              Companies.                   Vehicles with               approximately $214.3
                                                                    approximately $474.8      million in total assets under
                                                               million in total assets under           management.
                                                                        management.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    Registered Investment         Other Pooled Investment
 Portfolio Manager/Fund                   Companies                       Vehicles                    Other Accounts
------------------------------------------------------------------------------------------------------------------------------
Andrew S. Offit, Global            15 Registered Investment         8 Pooled Investment           40 Other Accounts with
Growth Fund                             Companies with                 Vehicles with              approximately $3,693.7
                                    approximately $4,335.4         approximately $1,830.5     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Jean-Marc Berteaux, Global         15 Registered Investment         8 Pooled Investment           30 Other Accounts with
Growth Fund                             Companies with                 Vehicles with              approximately $3,684.8
                                    approximately $4,335.4         approximately $1,830.5     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Matthew D. Hudson, Global          15 Registered Investment         8 Pooled Investment           36 Other Accounts with
Growth Fund                             Companies with                 Vehicles with              approximately $3,686.1
                                    approximately $4,335.4         approximately $2,072.9     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Andrew S. Offit,                   15 Registered Investment         8 Pooled Investment           40 Other Accounts with
International Growth Fund               Companies with                 Vehicles with              approximately $3,693.7
                                    approximately $4,307.3         approximately $1,830.5     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Jean-Marc Berteaux,                15 Registered Investment         8 Pooled Investment           30 Other Accounts with
International Growth Fund               Companies with                 Vehicles with              approximately $3,684.8
                                    approximately $4,307.3         approximately $1,830.5     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Matthew D. Hudson,                 15 Registered Investment         8 Pooled Investment           36 Other Accounts with
International Growth Fund               Companies with                 Vehicles with              approximately $3,686.1
                                    approximately $4,307.3         approximately $2,072.9     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Jamie A. Rome, Global              4 Registered Investment          7 Pooled Investment           27 Other Accounts with
Smaller Companies Fund                  Companies with                 Vehicles with              approximately $3,546.1
                                     approximately $711.1          approximately $1,342.4     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Simon H. Thomas, Global            4 Registered Investment          7 Pooled Investment           16 Other Accounts with
Smaller Companies Fund                  Companies with                 Vehicles with               approximately $940.8
                                     approximately $578.4          approximately $1,273.7     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    Registered Investment         Other Pooled Investment
 Portfolio Manager/Fund                   Companies                       Vehicles                    Other Accounts
------------------------------------------------------------------------------------------------------------------------------
Nikunj Hindocha, Global            4 Registered Investment          7 Pooled Investment           19 Other Accounts with
Smaller Companies Fund                  Companies with                 Vehicles with               approximately $941.0
                                     approximately $578.4          approximately $1,273.7     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Daniel Maguire, Global             4 Registered Investment          7 Pooled Investment           15 Other Accounts with
Smaller Companies Fund                  Companies with                 Vehicles with               approximately $940.6
                                     approximately $578.4          approximately $1,273.7     million in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Richard M. Parower, Global         5 Registered Investment          9 Pooled Investment           3 Other Accounts with
Technology Fund                         Companies with                 Vehicles with            approximately $487,772 in
                                    approximately $3,559.1          approximately $432.5            total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Paul H. Wick, Global               3 Registered Investment          7 Pooled Investment           3 Other Accounts with
Technology Fund                         Companies with                 Vehicles with             approximately $2,141,197
                                    approximately $3,454.1          approximately $404.4          in total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Reema D. Shah, Global              5 Registered Investment          9 Pooled Investment           4 Other Accounts with
Technology Fund                         Companies with                 Vehicles with            approximately $611,804 in
                                    approximately $3,559.1          approximately $432.5            total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Ajay Diwan, Global                 5 Registered Investment          9 Pooled Investment           4 Other Accounts with
Technology Fund                         Companies with                 Vehicles with            approximately $368,812 in
                                    approximately $3,559.1          approximately $432.5            total assets under
                                   million in total assets     million in total assets under           management.
                                      under management.                 management.

------------------------------------------------------------------------------------------------------------------------------
Benjamin Lu, Global                1 Registered Investment          2 Pooled Investment             0 Other Accounts.
Technology Fund                          Company with                  Vehicles with
                                      approximately $8.0            approximately $109.8
                                   million in total assets     million in total assets under
                                      under management.                 management.
------------------------------------------------------------------------------------------------------------------------------

Table B:

------------------------------------------------------------------------------------------------------------------------------
                                    Registered Investment         Other Pooled Investment
 Portfolio Manager/Fund                   Companies                       Vehicles                    Other Accounts
------------------------------------------------------------------------------------------------------------------------------
Vera M. Trojan, Emerging           0 Registered Investment         0 Pooled Investment            1 Other Account with
Markets Fund                              Companies.                    Vehicles.                 approximately $405.4
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Andrew S. Offit, Global            0 Registered Investment         0 Pooled Investment            1 Other Account with
Growth Fund                               Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Jean-Marc Berteaux, Global         0 Registered Investment         0 Pooled Investment            1 Other Account with
Growth Fund                               Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Matthew D. Hudson, Global          0 Registered Investment         0 Pooled Investment            1 Other Account with
Growth Fund                               Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Andrew S. Offit,                   0 Registered Investment         0 Pooled Investment            1 Other Account with
International Growth Fund                 Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Jean-Marc Berteaux,                0 Registered Investment         0 Pooled Investment            1 Other Account with
International Growth Fund                 Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Matthew D. Hudson,                 0 Registered Investment         0 Pooled Investment            1 Other Account with
International Growth Fund                 Companies.                    Vehicles.                 approximately $122.2
                                                                                             million in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Jamie A. Rome, Global              0 Registered Investment         0 Pooled Investment            1 Other Account with
Smaller Companies Fund                    Companies.                    Vehicles.             approximately $64.1 million
                                                                                                 in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Simon H. Thomas, Global            0 Registered Investment         0 Pooled Investment            1 Other Account with
Smaller Companies Fund                    Companies.                    Vehicles.             approximately $47.0 million
                                                                                                 in total assets under
                                                                                                      management.

------------------------------------------------------------------------------------------------------------------------------
Nikunj Hindocha, Global            0 Registered Investment         0 Pooled Investment            1 Other Account with
Smaller Companies Fund                    Companies.                    Vehicles.             approximately $47.0 million
                                                                                                 in total assets under
                                                                                                      management.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    Registered Investment         Other Pooled Investment
 Portfolio Manager/Fund                   Companies                       Vehicles                    Other Accounts
------------------------------------------------------------------------------------------------------------------------------
Daniel Maguire, Global             0 Registered Investment          0 Pooled Investment            1 Other Account with
Smaller Companies Fund                    Companies.                     Vehicles.             approximately $47.0 million
                                                                                                  in total assets under
                                                                                                       management.
Richard M. Parower, Global         0 Registered Investment          4 Pooled Investment             0 Other Accounts.

------------------------------------------------------------------------------------------------------------------------------
Technology Fund                           Companies.                   Vehicles with
                                                                    approximately $227.0
                                                               million in total assets under
                                                                        management.

------------------------------------------------------------------------------------------------------------------------------
Paul H. Wick, Global               0 Registered Investment          4 Pooled Investment             0 Other Accounts.
Technology Fund                           Companies.                   Vehicles with
                                                                    approximately $235.1
                                                               million in total assets under
                                                                        management.

------------------------------------------------------------------------------------------------------------------------------
Reema D. Shah, Global              0 Registered Investment          4 Pooled Investment             0 Other Accounts.
Technology Fund                           Companies.                   Vehicles with
                                                                    approximately $227.0
                                                               million in total assets under
                                                                        management.

------------------------------------------------------------------------------------------------------------------------------
Ajay Diwan, Global                 0 Registered Investment          4 Pooled Investment             0 Other Accounts.
Technology Fund                           Companies.                   Vehicles with
                                                                    approximately $227.0
                                                               million in total assets under
                                                                        management.
------------------------------------------------------------------------------------------------------------------------------

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers' management of each Fund's investments and investments in other accounts.

Compensation:

Compensation of Portfolio Managers of Global Technology Fund. As compensation for their responsibilities, each of Messrs. Parower, Wick, Saluja, Diwan and Lu and Ms. Shah received a base salary and discretionary bonus for the year ended December 31, 2005.

A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers' investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November 30th), and (ii) a portion of the management and performance fees generated for the Seligman's privately offered hedge funds.

A portion of the discretionary bonuses is subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods other than noted above; Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team; and a portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Compensation of Portfolio Managers of Subadvised Funds. Wellington Management earns a fee based on the assets under management of each Subadvised Fund as set forth in the Subadvisory Agreement between Wellington Management and Seligman on behalf of the Subadvised Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Subadvised Fund. The following information relates to the fiscal year ended October 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Subadvised Funds' portfolio managers listed in this Prospectus who are primarily responsible for the day-to-day management of the Subadvised Funds ("Investment Professionals") includes a base salary and incentive components. The base salary for Investment Professionals who are partners of Wellington Management are determined by the Managing Partners of Wellington Management. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their respective roles. The base salaries for employees are reviewed annually and may be adjusted based on the recommendation of their business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Subadvised Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. The incentive payment relating to the relevant Subadvised Fund for each Investment Professional is linked to the gross pre-tax performance of the portion of the relevant Subadvised Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the non-North American portion of the Global Smaller Companies Fund, the Investment Professionals' incentive payment is a flat rate which is not linked to benchmark performance. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Offit and Rome and Ms. Trojan are all partners of the firm.

----------------------------------------------------------------------------------------------------
Subadvised Fund                                 Benchmark Index and/or Peer for the Incentive
                                                Period
----------------------------------------------------------------------------------------------------
Seligman Emerging Markets Fund                  MSCI Emerging Markets Index
----------------------------------------------------------------------------------------------------
Seligman Global Growth Fund                     MSCI World Index
----------------------------------------------------------------------------------------------------
Seligman International Growth Fund              MSCI EAFE Index
----------------------------------------------------------------------------------------------------
Seligman Global Smaller Companies Fund          S&P 500 Index/CGEI BMI LT 2B North America (Mr.
----------------------------------------------------------------------------------------------------

Conflicts of Interest

Seligman. Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Global Technology Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than that Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts managed by portfolio managers of Seligman (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Global Technology Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that
Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because  portfolio   managers  of  Seligman  manage  multiple  client  accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Wellington Management. Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Subadvised Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Subadvised Fund, both of which have the potential to adversely impact the relevant Subadvised Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Subadvised Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the portfolio manager(s) in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's code of ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

Securities Ownership. As of October 31, 2005, Mr. Parower owned between $10,001 and $50,000 of shares of the Global Technology Fund and Mr. Offit owned between $50,001 and $100,000 of shares of each of the Global Growth Fund and the International Growth Fund. No other portfolio manager employed by Seligman, Wellington Management or Wellington International owned shares of a Fund to which he/she provides portfolio management services.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Funds) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

For the fiscal years ended October 31, 2005, 2004 and 2003, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                                    Total Brokerage
                                                    Commissions Paid
                                                    ----------------
      Fund                                  2005           2004        2003
      ----                                  ----           ----        ----
      Emerging Markets Fund             $   426,066    $  339,455    $  656,983
      Global Growth Fund                    356,241       498,156       468,066
      Global Smaller Companies Fund         508,651       701,875     1,671,964
      Global Technology Fund              2,564,432     3,338,809     5,297,225
      International Growth Fund             460,601       405,760       363,993

Commissions

For the fiscal years ended October 31, 2005, 2004 and 2003, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, Wellington Management or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Funds, select broker dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers services through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds' fiscal year ended October 31, 2005, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global Growth Fund. At October 31, 2005, the Global Growth Fund held securities of Goldman Sachs Group, with a value of $973,049.

                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each of the other Funds has six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series' Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and without regard to investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the

Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts).

The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation or Letter of Intent, are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                                       CDSC
--------------------
Less than 1 year.......................................................    5%
1 year or more but less than 2 years...................................    4%
2 years or more but less than 3 years..................................    3%
3 years or more but less than 4 years..................................    3%
4 years or more but less than 5 years..................................    2%
5 years or more but less than 6 years..................................    1%
6 years or more........................................................    0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge is payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of

America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of a Fund are described in the Prospectus for the Class I shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for the Fund's shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally,  portfolio  securities,  including  open short  positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. In addition, trading in most foreign securities markets, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the U.S. may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. In addition, fair value pricing may also be utilized (in accordance with procedures approved by the Board of Directors, in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Board of Directors. Any other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the  current  distribution  arrangements  between  the Funds and  Seligman
Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I and Class R shares are sold at NAV(2). Using each Class's NAV at October 31, 2005, the maximum offering price of each Fund's shares is as follows:

Class A

                                                            Global
                                    Emerging    Global      Smaller     Global    International
                                    Markets     Growth    Companies   Technology      Growth
                                     Fund        Fund        Fund        Fund          Fund
                                     ----        ----        ----        ----          ----
Net asset value per share ....      $10.19       $7.39      $16.63      $12.81        $12.56
Maximum sales charge (4.75% of
 Offering price) .............        0.51        0.37        0.83        0.64          0.63
                                    ------       -----      ------      ------        ------
Offering price to public .....      $10.70       $7.76      $17.46      $13.45        $13.19
                                    ======       =====      ======      ======        ======

Class B

                                                            Global
                                    Emerging    Global      Smaller     Global    International
                                    Markets     Growth    Companies   Technology      Growth
                                     Fund        Fund        Fund        Fund          Fund
                                     ----        ----        ----        ----          ----
Net asset value and
  Offering price per share(2) ...   $ 9.47      $ 6.77      $14.93      $11.40        $11.35
                                    ======      ======      ======      ======        ======

Class C

                                                           Global
                                   Emerging     Global     Smaller      Global    International
                                    Markets     Growth    Companies   Technology      Growth
                                     Fund        Fund        Fund        Fund          Fund
                                     ----        ----        ----        ----          ----
Net asset value per share .....     $ 9.50       $6.78      $14.98      $11.40        $11.37
Maximum sales charge (1.00% of
  Offering price(1)) ..........       0.10        0.07        0.15        0.12          0.11
                                    ------      ------      ------      ------        ------
Offering price to public ......     $ 9.60       $6.85      $15.13      $11.52        $11.48
                                    ======      ======      ======      ======        ======

Class D

                                                           Global
                                   Emerging     Global     Smaller      Global    International
                                    Markets     Growth    Companies   Technology      Growth
                                     Fund        Fund        Fund        Fund          Fund
                                     ----        ----        ----        ----          ----
Net asset value and
  Offering price per share(2)..     $ 9.50      $ 6.78      $14.97      $11.38        $11.38
                                    ======      ======      ======      ======        ======

Class I

                                                           Global
                                   Emerging     Global     Smaller   International
                                    Markets     Growth    Companies     Growth
                                     Fund        Fund        Fund        Fund
                                     ----        ----        ----        ----
Net asset value and
  Offering price per share.....     $10.60       $ 7.57     $17.02      $13.09
                                    ======       ======     ======      ======

Class R

                                                           Global
                                   Emerging     Global     Smaller      Global    International
                                    Markets     Growth    Companies   Technology      Growth
                                     Fund        Fund        Fund        Fund          Fund
                                     ----        ----        ----        ----          ----
Net asset value and
  Offering price per share(2)...    $10.17       $7.35      $16.56      $12.74        $12.53
                                    ======      ======      ======      ======        ======

------------------------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries) such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of Class C shares purchased from Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class D are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series' responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                              Taxation of the Funds

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. For each year so qualified, the Funds will not be subject to federal income taxes on their respective net ordinary income and capital gains, if any, realized during any taxable year, which they distribute to shareholders, provided that at least 90% of their respective net ordinary income and net short-term capital gains are distributed to shareholders each year. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends from domestic corporations may comprise some portion of a Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder Individual shareholders will be subject to federal tax distributions of net capital gains at a maximum rate of 15% if designated as derived from each Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

As of October 31, 2005, the Global Growth Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $52,987,066, $504,017,510 and $14,041,470, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year. Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be "passed through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," (PFICs under the Code) the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.
                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2005, 2004 and 2003, and of Class C shares of the Funds for the fiscal years ended October 31, 2005, 2004 and 2003, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors.

                                                      2005
                                                      ----

                                              Total Sales Charges Paid by   Amount of Class A and Class C
                                              Shareholders on Class A and     Sales Charges Retained by
       Fund                                          Class C Shares               Seligman Advisors
       ----                                          --------------               -----------------
       Emerging Markets Fund                            $ 63,487                         $55,662
       Global Growth Fund                                 41,625                          37,253
       Global Smaller Companies Fund                      66,028                          58,714
       Global Technology Fund                            101,356                          90,168
       International Growth Fund                          95,948                          85,890


                                                      2004
                                                      ----

                                              Total Sales Charges Paid by   Amount of Class A and Class C
                                              Shareholders on Class A and     Sales Charges Retained by
       Fund                                          Class C Shares               Seligman Advisors
       ----                                          --------------               -----------------
       Emerging Markets Fund                            $ 30,127                        $ 27,505
       Global Growth Fund                                 26,809                          24,178
       Global Smaller Companies Fund                      34,010                          31,336
       Global Technology Fund                            129,674                         115,607
       International Growth Fund                          71,810                          63,660


                                                        2003
                                                        ----

                                              Total Sales Charges Paid by      Amount of Class A and Class C
                                              Shareholders on Class A and        Sales Charges Retained by
      Fund                                           Class C Shares                  Seligman Advisors
      ----                                           --------------                  -----------------
      Emerging Markets Fund                              $ 41,949                             $ 4,180
      Global Growth Fund                                   23,029                               2,368
      Global Smaller Companies Fund                        30,697                               3,295
      Global Technology Fund                              152,655                              15,274
      International Growth Fund                            15,917                               1,564

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended October 31, 2005:

                                                              Compensation on
                                        Net Underwriting      Redemptions and
                                         Discounts and       Repurchases (CDSC
                                       Commissions (Class    Retained on Class
                                         A and Class C      A, Class C, Class D
                                        Front-end Sales          and Class R         Brokerage           Other
Fund                                   Charges Retained)          Shares)(1)        Commissions     Compensation(2)
----                                   -----------------          ----------        -----------     ---------------
Emerging Markets Fund                       $ 7,825                $ 4,832           $  -0-            $ 42,579
Global Growth Fund                            4,372                  2,782              -0-              17,444
Global Smaller Companies Fund                 7,314                 14,820              -0-              69,994
Global Technology Fund                       11,188                  6,128              -0-              29,153
International Growth Fund                    10,058                 14,613              -0-              64,186

(1) Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plans."

(2) During the fiscal year ended October 31, 2005, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

With respect to the fees described in the two preceding paragraphs, no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period May 28, 1996 (inception) through October 31, 2005 for the Class A shares of the Emerging Markets Fund were 26.58%, 11.74% and 3.30%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class A shares of the Global Growth Fund were (3.65)%, (8.27)% and 3.42%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class A shares of the Global Smaller Companies Fund were 15.89%, (0.03)% and 3.91%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class A shares of the Global Technology Fund were 6.04%, (9.76)% and 5.31%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class A shares of the International Growth Fund were (0.40)%, (3.88)% and (0.77)%, respectively. The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B

The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 28, 1996 (inception) to October 31, 2005 for the Class B shares of the Emerging Markets Fund were 26.71%, 11.63% and 3.18%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2005 and for the period from April 22, 1996 (inception) to October 31, 2005 for the Class B shares of the Global Growth Fund were (4.70)%, (8.36)% and 2.19%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2005 and for the period from April 22, 1996 (inception) to October 31, 2005 for the Class B shares of the Global Smaller Companies Fund were 15.60%, (0.20)% and 2.53%, respectively. The average annual total returns for the one-and five-year periods ended October 31, 2005 and for the period from April 22, 1996 (inception) to October 31, 2005 for the Class B shares of the Global Technology Fund were 5.36%, (9.87)% and 5.95%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from April 22, 1996 (inception) to October 31, 2005 for the Class B shares of the International Growth Fund were (1.16)%, (4.01)% and (2.10)%, respectively. The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception for each Fund's Class B shares, the entire amounts were redeemed, subtracting the applicable CDSC.

Class C

The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 27, 1999 (inception) to October 31, 2005 for the Class C shares of the Emerging Markets Fund were 29.68%, 11.75% and 6.86%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 27, 1999 (inception) to October 31, 2005 for the Class C shares of the Global Growth Fund were (1.72)%, (8.24)% and (2.70)%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 27, 1999 (inception) to October 31, 2005 for the Class C shares of the Global Smaller Companies Fund were 18.56%, 0.00% and 2.60%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 27, 1999 (inception) to October 31, 2005 for the Class C shares of the Global Technology Fund were 8.31%, (9.74)% and (0.32)%, respectively. The average annual total returns for the one- and five-year periods ended

October 31, 2005 and for the period from May 27, 1999 (inception) to October 31, 2005 for the Class C shares of the International Growth Fund were 1.81%, (3.77)% and (6.12)%, respectively. The average annual total returns for each Fund's Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of each Fund's Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Class D

The average annual total returns for the one- and five-year periods ended October 31, 2005 and for the period from May 28, 1996 (inception) through
October 31, 2005 for the Class D shares of the Emerging Markets Fund were 30.94%, 11.96% and 3.07%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class D shares of the Global Growth Fund were (0.56)%, (8.05)% and 3.17%, respectively. The average annual total returns for the one-, five-, and ten-year periods ended October 31, 2005 for the Class D shares of the Global Smaller Companies Fund were 19.73%, 0.19% and 3.64%, respectively. The average annual total returns for the one-, five, and ten-year periods ended October 31, 2005 for the Class D shares of the Global Technology Fund were 9.38%, (9.59)% and 4.99%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2005 for the Class D shares of the International Growth Fund were 2.83%, (3.56)%, and (1.00)%, respectively. The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods and the periods since inception of a Fund's Class D shares (as applicable), the entire amounts were redeemed, subtracting the 1% CDSC.

Class I

The average annual total returns for the one-year period ended October 31, 2005 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2005 for the Class I shares of Emerging Markets Fund were 33.84% and 24.35%, respectively. The average annual total returns for the one-year period ended October 31, 2005 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2005 for the Class I shares of Global Growth Fund were 1.61% and 0.34%, respectively. The average annual total returns for the one-year period ended October 31, 2005 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2005 for the Class I shares of Global Smaller Companies Fund were 22.36% and 10.13%, respectively. The average annual total returns for the one-year period ended October 31, 2005 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2005 for the Class I shares of International Growth Fund were 5.23% and 6.76%, respectively. The average annual total returns for each Fund's Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one-year periods and the periods since inception of each Fund's Class I shares, the entire amounts were redeemed.

Class R

The average annual returns for the one-year period ended October 31, 2005 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2005 for the Class R shares of the Emerging Markets Fund were 31.59% and 37.47%, respectively. The average annual returns for the one-year period ended October 31, 2005 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2005 for the Class R shares of the Global Growth Fund were (0.18)% and 13.51%, respectively. The average annual returns for the one-year period ended October 31, 2005 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2005 for the Class R shares of the Global Smaller Companies Fund were 20.41% and 27.88%. The average annual returns for the one-year period ended October 31, 2005 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2005 for the Class R shares of the Global Technology Fund were 9.88% and 14.72, respectively. The average annual returns for the one-year period ended October 31, 2005 and for the period from April 30, 2003 (commencement of offering of shares) through October 31,

2005 for the Class R shares of the International Growth Fund were 3.42% and 18.43%, respectively. The total returns for each Fund's Class R shares were computed by assuming a hypothetical initial investment of $1,000 in Class R shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund's Class R shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one-year period and the periods since inception of each Fund's Class R shares, the entire amounts were redeemed.

Except where indicated, the tables below illustrates the cumulative total return and dollar value of a $1,000 investment in each of the Fund's Class A, Class B, Class C, Class D, Class I and Class R shares from the commencement of operations through October 31, 2005, assuming investment of all dividends and capital gain distributions, if any, and deduction of any applicable sales charges or CDSCs.

                                           Class A
                                           -------

                                     Total Return through        Value of Initial $1,000
                 Fund                   10/31/05 (1)(2)               Investment (3)
                 ----                   ---------------               --------------
Emerging Markets Fund                         35.87%                  $  1,359
Global Growth Fund                            39.97                      1,400
Global Smaller Companies Fund*                46.78                      1,468
Global Technology Fund                        67.71                      1,677
International Growth Fund*                    (7.40)                       926


                                           Class B
                                           -------

                                     Total Return through         Value of Initial $1,000
                 Fund                   10/31/05 (1)(2)                Investment (3)
                 ----                   ---------------                --------------
Emerging Markets Fund                         34.29%                  $  1,343
Global Growth Fund                            22.94                      1,229
Global Smaller Companies Fund                 26.84                      1,268
Global Technology Fund                        73.41                      1,734
International Growth Fund                    (18.35)                       660


                                           Class C
                                           -------

                                     Total Return through        Value of Initial $1,000
                 Fund                  10/31/05 (1) (2)               Investment (3)
                 ----                  ----------------               --------------
Emerging Markets Fund                         53.23%                  $  1,532
Global Growth Fund                           (16.13)                       839
Global Smaller Companies Fund                 17.98                      1,180
Global Technology Fund                        (2.05)                       980
International Growth Fund                    (33.41)                       666

                                           Class D
                                           -------

                                     Total Return through        Value of Initial $1,000
                 Fund                  10/31/05 (1) (2)               Investment (3)
                 ----                  ----------------               --------------
Emerging Markets Fund                         33.05%                     1,331
Global Growth Fund                            36.70                      1,367
Global Smaller Companies Fund*                42.95                      1,430
Global Technology Fund                        62.72                      1,627
International Growth Fund*                    (9.55)                       905


                                           Class I
                                           -------

                                     Total Return through         Value of Initial $1,000
                 Fund                  10/31/05 (1) (2)               Investment (3)
                 ----                  ----------------               --------------
Emerging Markets Fund                        135.03%                    $2,350
Global Growth Fund                             1.34                      1,013
Global Smaller Companies Fund                 45.97                      1,460
International Growth Fund                     29.22                      1,292


                                           Class R
                                           -------

                                     Total Return through         Value of Initial $1,000
                 Fund                  10/31/05 (1) (2)               Investment (3)
                 ----                  ----------------               --------------
Emerging Markets Fund                        122.05%                      $2,221
Global Growth Fund                            37.38                        1,374
Global Smaller Companies Fund                 85.24                        1,852
Global Technology Fund                        41.09                        1,411
International Growth Fund                     52.80                        1,528

-----------------------------
*     For the 10-year period ended October 31, 2005.

(1)   From commencement of operations on:

Fund                        Class A Shares  Class B Shares  Class C Shares   Class D Shares   Class I Shares   Class R Shares
Emerging Markets Fund       5/28/96         5/28/96         5/27/99          5/28/96          11/30/01         4/30/03
Global Growth Fund          11/1/95         4/22/96         5/27/99          11/1/95          11/30/01         4/30/03
Global Smaller                   --         4/22/96         5/27/99               --          11/30/01         4/30/03
Companies Fund
Global Technology Fund      5/23/94         4/22/96         5/27/99          5/23/94          not offered      4/30/03
International Growth             --         4/22/96         5/27/99               --          11/30/01         4/30/03
Fund

(2) "Total Return" for each Class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C (applicable to sales by dealers other than Level Load Intermediaries), Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Growth Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fees effective on that date; such fees, if reflected would reduce the performance quoted.

(3) The "Value of Initial $1,000 Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were reinvested and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares. Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

                              Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 2005 contains a portfolio of the investments of each of the Funds as of October 31, 2005, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. J. P. Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.

Independent   Registered  Public   Accounting  Firm.   Deloitte  &  Touche  LLP,
Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES

A S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o    Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An  obligation  rated 'AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations  rated Baa are  subject  to  moderate  credit  risk.  They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.